Exhibit 99.1

The Aon OpportunityJune 27, 2006 Greg CasePresident & CEOAon Corporation

Safe Harbor Language

This presentation contains certain statements related to future results, or states our intentions, beliefs and expectations or predictions for the future which areforward-looking statements as that term is defined in the Private Securities Litigation ReformAct of 1995. These forward-looking statements are subject to certain risks and uncertainties that could cause actual results to differ materially from either historical or anticipated results depending on a variety of factors. Potential factors that could impact results include: general economic conditions in different countries in which we do business around the world, changes in global equity and fixed income markets that could affect the return on invested assets, fluctuations in exchange and interest rates that could influence revenue and expense, rating agency actions that could affect our ability to borrow funds, funding of our various pension plans, changes in the competitive environment, our ability to implement restructuring initiatives and other initiatives intended to yield cost savings, our ability to execute the stock repurchase program, changes in commercial property and casualty markets and commercial premium rates that could impact revenues, changes in revenues and earnings due to the elimination of contingent commissions, other uncertainties surrounding a new compensation model, the impact of regulatory investigations brought by state attorneys general, state insurance regulators, federal prosecutors, and federal regulators, the impact of class actions and individual lawsuits including clientclass actions, securities class actions, derivative actions, and ERISA class actions, the cost of resolution of other contingent liabilities and loss contingencies, and the difference in ultimate paid claims in our underwriting companies from actuarial estimates. Further information concerning the Company and its business, including factors that potentially could materially affect the Company’s financial results, is contained in the Company’s filings with the Securities and Exchange Commission.

Agenda•Overview of Aon Corporation•Three key objectives•Financial progress

Three Business Segments $9.8 billion 2005 Revenue Aon Corporation Corporation Risk & Insurance Brokerage Services Revenue 55% of Revenue Retail BrokerageReinsurance Brokerage Affinity Managing General Underwriter Captive Insurance Advisor Premium Financing 13% of Revenue Employee Benefits Compensation Financial Advisory & Litigation Services Management Consulting Communications Human Resources Outsourcing 32% of Revenue Accident & Health and Life Warranty & Credit Specialty Property & Casualty

Strong Global Presence500 offices 120 countries 46,000 employees Aon Presence

Insurance Brokerage offers compelling price/value leverage U.S. Example $25B+ Brokerage Revenues $275B+ Insurance Premiums $Trillions Insurable Risks • Risk identification / assessment • Program design • Program placement • Claims advocacy • Safety engineering • Technology solutions • Treaty & facultative reinsurance

A number of factors are pressuring brokerage Regulatory Competition Asian Terrorism Growth Insurance Capital Global Brokerage Warming Globalization Revenue Complexity Transparency of Risks Pandemics Consolidation

Aon operates around 3 key objectives Deliver Distinctive “Value that makes a difference” Client Value

Strengthen Talent  “Destination of choice” And Capabilities Achieve Operational  “Best return on investment” Excellence

Deliver Distinctive Client Value Strengthen Talent And Capabilities Achieve Operational Excellence Aon Delivers Distinctive Value to Clients • 46,000 Aon colleagues around the world • Global proprietary network • Global product groups / industries / servicing • Local market focus • Value-added technology • Strong and broad market relationships

Deliver Distinctive Client Value Strengthen Talent And Capabilities Achieve Operational Excellence Aon has the strongest owned network with significant, demonstrated value Value of a global network • Seamless handling of global risks • Access to worldwide market capacity • Serve both global and local risk issues • Well positioned to serve in growth areas • Global transparency • Financial diversification Global network strengths • #1 or #2 broker in most important markets • 1,200 global business specialists in 80 countries • More than 3,700 global clients with 16,000 subsidiaries & 100,000 policies • Distinctive technology • Global reach, local focus

Deliver Distinctive Client Value Strengthen Talent And Capabilities Achieve Operational Excellence Distinctive client value is evident in our recent success in attracting and retaining large corporate business Momentum – Global Large Corporate * (Trailing 4 quarter results) 424 Decisions Made 63% Aon 22% Marsh 9% All Other 6% Willis $138M Revenue At Stake 49% Aon 29% Marsh 15% All Other 7% Willis * Based on sales opportunity data within 1,500 global clients/prospects tracked and reported by Aon.

Deliver Distinctive Client Value Strengthen Talent And Capabilities Achieve Operational Excellence in the movement of U.S. brokerage business between Aon and competitors Balance of Trade * (Trailing 4 quarter results) Units Won/Lost 863 # Won 464 # Lost 399 # Net Gain Revenue Gained/Lost $170M $ Won $79M $ Lost $91M $ Net Gain * Based on movement of revenue on/off of Aon’s books during the quarter for U.S. revenue impacts of $50,000 or greater tracked and reported by Aon.

Deliver Distinctive Client Value Strengthen Talent And Capabilities Achieve Operational Excellence Retail Client Retention First Quarter 2006 100% 90% 80% 70% 60% 50% Latin Canada U.S. U.K. Continent Asia, Africa, America  of Europe and Middle East 1Q06 vs. 1Q04: 0.6% 0.5% 1.3% (2.0)% (1.3)% 2.1% 1% improvement in retentionis worth approximately $33M

Deliver Distinctive Client Value Strengthen Talent And Capabilities Achieve Operational Excellence Aon is strengthening talent and capability • Increasingly destination of choice • Strong pool of existing talent • Building an equity-based culture –Performance-based incentives –Incentive paid partially in stock –Long-term focus

Deliver Distinctive Client Value Strengthen Talent And Capabilities Achieve Operational Excellence We are aligning employee and shareholder interests by building a more equity-based culture • Since 2004, 20% of incentives in excess of $50,000 are paid in restricted stock – Greater alignment and retention – 1,654 employees have 3.1 million shares ($106 million) at risk • Senior management plan more performance-based • Abandoned broad based option distribution in favor of more significant awards to fewer people

Deliver Distinctive Client Value Strengthen Talent And Capabilities Achieve Operational Excellence Costs are being rationalized Expense Growth Trend for Brokerage and Consulting (Excluding Acquisitions/Dispositions, FX, Settlements & other unusual items) 3% 1.9% 2% 1.3% 1.5%  1% 0%  -0.7% -0.3% -0.6%   -1% -0.9% -1.3% -1.7% -2%  1Q '04 3Q '04 1Q '05 3Q '05 1Q '06 • 6 out of 9 quarters negative • Average -0.1%

Deliver Distinctive Client Value Strengthen Talent And Capabilities Achieve Operational Excellence while significant investments are being made Examples Niche acquisitions • Fill geographic gaps • Product/service   expansion Greenfield investments • Financial advisory  and litigation practice • Affinity opportunities Technological capabilities • RiskConsole • Salesforce.com • Global financial  platform

Deliver Distinctive Client Value Strengthen Talent And Capabilities Achieve Operational Excellence Restructuring program will sustain / accelerate improved financial results • $190 million annual run-rate savings in 2008 • $100+ million savings to be realized in 2006 • Company-wide, but focused in Brokerage and UK

Deliver Distinctive Client Value Strengthen Talent And Capabilities Achieve Operational Excellence and there are five additional areas of focus • Information technology • Real estate • Procurement • Offshoring • Outsourcing

Aon is pursuing a number of growth initiatives Examples Client Segment • Global large corporate • Affinity

Geography • Asia and other emerging markets • Direct Markets (e.g. Japan & Germany) Product Offering • Captive management • Financial advisory and litigation consulting

Brokerage -First Quarter 2006 Results Organic Revenue Growth 4% 2% 2% 0% -2% -4% -5% -6% 2005 2006 Pretax Income (millions) $300 $249 $240 $240 $180 $120 $60 $0 2005 2006

Brokerage -First Quarter 2006 Results Pretax Margin 20% 17.8% 17.9% 18% 16% 14% 12% 10% Adjusted Pretax Margin* 20% 18.0% 18% 16.1% 16% 14% 12% 10% *Adjusted for restructuring charges, NYAG, gain on sale of preferred stock, contingent commissions, stock option expense, & hedging (gains) losses 2005  2006 2005 2006

Making good progress toward 20%+ brokerage margin goal % 25 20.0%+ 20 16.0% 15 13.6% 10 5 FY 2004 * FY 2005 * GOAL *Adjusted for restructuring charges, NYAG & other state settlements, gain on sale of Claims Services business.

Consulting -First Quarter 2006 Results Organic Revenue Growth 6% 4% 4% 2% 0% -1% -2% 2005 2006Pretax Income (millions) $40 $30 $30 $26 $20 $10 $0 2005 2006 Pretax Margin 10.0% 9.7% 9.5%  9.0% 8.4% 8.5% 8.0% 7.5% 2005 2006

Insurance Underwriting -First Quarter 2006 Results Organic Revenue Growth 15% 13% 10% 5% 0% -3% -5% 2005 2006 Pretax Income (millions) $100 $79 $68 $75 $50 $25 $0 2005 2006 Pretax Margin 10%  9.4% 9% 8.6% 8% 7% 6% 5% 2005 2006

The balance sheet has been de-levered, providing significant financial flexibility Total debt and preferred stock Debt/capital ratio DEBT AND PREFERRED: $ Billion $2.5 $2.2 $2.2 $2.1 $2.0 DEBT/CAPITAL: Percent 40% 33% 30% 29% 28% 2002 2003 2004 2005 Q1 '06

Summary • Expanding quantum and complexity of risk • Leverage global resources / intellectual capital • Rationalize costs while making investments • Compelling opportunity for value creation Aon has tremendous assets and is well-positioned for long-term growth